UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 18, 2009
PRIVATEBANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	000-25887 (Commission file number)	36-3681151 (I.R.S. employer identification no.)

120 S. LaSalle Suite 400 Chicago, Illinois (Address of principal executive offices)	60603 (Zip Code)
Registrant’s telephone number, including area code: (312) 564-2000
Not Applicable
(Former name or former address, if changed since last report)
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE
     As previously announced on January 12, 2009, PrivateBancorp, Inc. (the “Company”) will host an Institutional Investor Conference on Thursday, February 19, 2009 beginning at 11:30 a.m. EST at the Sofitel New York, located at 45 West 44th Street in New York City (the “Conference”). This Conference will be webcast. Attached as Exhibit 99.1 is a copy of the presentation slides to be used at the Conference.
     Note: the information in this report (including the exhibits) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit No.	Description

99.1	Investor Day Conference Presentation dated February 19, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIVATEBANCORP, INC.

By:	/s/ Larry D. Richman
Name:	Larry D. Richman
Title:	Chief Executive Officer
Date:	February 18, 2009

INDEX TO EXHIBITS

Exhibit
99.1	Investor Day Conference Presentation dated February 19, 2009 (furnished with the Commission as part of this Form 8-K)